UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
December 17, 2008
Wellman, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10033 (Commission File Number)	04-1671740 (IRS Employer Identification No.)

1041 521 Corporate Center Drive Fort Mill, South Carolina (Address of principal executive offices)	29707 (Zip Code)
Registrant’s telephone number, including area code: (803) 835-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.
     The information set forth in Item 7.01 below is incorporated by reference in this Item 2.02 as if fully set forth herein.
Item 7.01.   Regulation FD Disclosure.
     Wellman, Inc. (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) file its unaudited consolidated Monthly Operating Statements for the month ended October 31, 2008 (the “Monthly Operating Statements”), with the United States Bankruptcy Court for the Southern District of New York (the “U.S. Bankruptcy Court”) in the matter of In re Wellman, Inc., et al., Case No. 08-10595 (SMB). Exhibits 99.1 to this Current Report on Form 8-K contain the unaudited consolidated Monthly Operating Statements as filed with the United States Bankruptcy Court.
     The Monthly Operating Statements are limited in scope, cover a limited time period, and have been prepared solely for the purpose of complying with the monthly reporting requirements of the U.S. Bankruptcy Court. The financial information in the Monthly Operating Statements is in a format required by the U.S. Bankruptcy Court and the Company’s Debtor-in-Possession credit agreement, is preliminary and unaudited and does not purport to show the financial statements of any of the Debtors in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Therefore, the Monthly Operating Statements may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosure items. The Company cautions readers not to place undue reliance upon the Monthly Operating Statements. There can be no assurance that such information is complete and the Monthly Operating Statements may be subject to revision. The Monthly Operating Statements should be read in conjunction with the Consolidated Financial Statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007.
     These Monthly Operating Statements have been derived from the books and records of the Company. They, however, have not been subjected to procedures that would typically be applied to financial information presented in accordance with GAAP and, upon the application of such procedures, the Company believes that they could be subject to changes, and these changes could be material. The information furnished in the Monthly Operating Statements includes certain normal recurring adjustments but may not include all of the adjustments that would typically be made for quarterly financial statements in accordance with GAAP. In addition, certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted.

     Access to documents filed with the U.S. Bankruptcy Court and other general information about the Chapter 11 cases is available at www.kccllc.net/wellman. The content of the foregoing website is not a part of this Report.
Limitation on Incorporation by Reference
     The Monthly Operating Statements are being furnished for information purposes only and are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”). Registration statements or other documents filed with the SEC shall not incorporate the Monthly Operating Statements or any other information set forth in this Report by reference, except as otherwise expressly stated in such filing. This Report will not be deemed an admission to the materiality of any information that is required to be disclosed solely by Regulation FD.
Forward-Looking Statements
     In addition to historical information, this Report contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as “believe,” “intend”, “expect,” “anticipate,” “plan,” “may,” “will,” and similar expressions are intended to identify forward-looking statements. Such statements include, among others, those concerning the Company’s expected financial performance, as well as all assumptions, expectations, predictions, intentions or beliefs about future events. These Statements are made as of the date of this Report based upon current expectations, and we undertake no obligation to update this information, whether as a result of new information, future developments or otherwise. These forward-looking statements involve certain risks and uncertainties, including, but not limited to: our substantial liquidity needs and liquidity pressure; our substantial indebtedness and its impact on our financial health and operations; risks associated with our indebtedness containing floating interest rate provisions and its effect on our financial health if rates rise significantly; our ability to obtain additional financing in the future; risks associated with claims not discharged in the Chapter 11 cases and their effect on our results of operations and profitability; risks associated with the transfers of our equity, or issuances of equity in connection with our reorganization and our ability to utilize our federal income tax net operating loss carry-forwards in the future; our dependence on our management and employees; the adverse effect of competition on our performance; reduced raw material margins; availability and cost of raw materials; reduced sales volumes; increase in costs; prices and volumes of PET resin imports; the financial condition of our customers; change in tax risks; environmental risks; natural disasters; regulatory changes; U.S., European, Asian and global economic conditions; work stoppages; levels of production capacity and profitable operations of assets; prices of competing products; acts of terrorism; and maintaining the operations of our existing production facility. Actual results may differ materially from those expressed herein. Results of operations in any past period should not be considered indicative of results to be expected in future periods. Fluctuations in operating results may result in fluctuations in the price of our common stock.
Item 9.01.   Financial Statements and Exhibits.
              (a)   Not applicable.
              (b)   Not applicable.
              (c)   Exhibits
              99.1   Wellman, Inc.’s Unaudited Monthly Operating Statements for the month ended October 31, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Wellman, Inc.
December 17, 2008	/s/ Keith R. Phillips
Keith R. Phillips
Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Wellman, Inc.’s Unaudited Monthly Operating Statements for the month ended October 31, 2008.